EXHIBIT 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. §1350)

In connection with the Quarterly Report of NovaBay Pharmaceuticals, Inc. (the “Company”) on Form 10-Q for the quarter ended June 30, 2017, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John J. McGovern, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.      The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.      The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 10, 2017

/s/ John J. McGovern

John J. McGovern
Chief Financial Officer
(principal financial officer)